SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e) (2))

☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Columbia Funds Trust I

(Name of Registrant as Specified in its Charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the approximate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

COLUMBIA FUNDS TRUST I

One Financial Center
Boston, MA 02111

Columbia Tax-Managed Growth Fund

Columbia Tax-Managed Growth Fund II

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 7, 2004

To the Shareholders:

      A Special Meeting of Shareholders (the “Meeting”) of each of Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II (each a “Fund” and collectively, the “Funds”), each a series of Columbia Funds Trust I (the “Trust”), will be held on June 7, 2004 at 9:00 a.m., Eastern Time, at the offices of Columbia Management Advisors, Inc., One Financial Center, Boston, MA 02111, for the following purposes:

1. To approve a new Sub-Advisory Agreement between Columbia Management Advisors, Inc. (the “Advisor”) and Stein Roe Investment Counsel, Inc. (the “Sub-Advisor”) with respect to the Fund; and

2. To transact such other business as may properly come before the Meeting, or any adjournments thereof.

      Shareholders of record at the close of business on March 31, 2004 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

By Order of the Board of Trustees

David A. Rozenson, Secretary

Dated: April 14, 2004

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

COLUMBIA FUNDS TRUST I

One Financial Center
Boston, Massachusetts 02111

Columbia Tax-Managed Growth Fund

Columbia Tax-Managed Growth Fund II

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 7, 2004

       A Special Meeting of Shareholders (the “Meeting”) of each of Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II (each a “Fund” and collectively, the “Funds”), each a series of Columbia Funds Trust I (the “Trust”), will be held on June 7, 2004 at 9:00 am., Eastern Time, at the offices of Columbia Management Advisors, Inc., at One Financial Center, Boston, MA 02111, for the following purposes:

1. To approve a new Sub-Advisory Agreement between Columbia Management Advisors, Inc. (the “Advisor”) and Stein Roe Investment Counsel, Inc. (the “Sub-Advisor”) with respect to the Fund; and

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Solicitation of Proxies

      This solicitation of proxies is being made on behalf of the Board of Trustees of the Trust, in connection with the sale of the Sub-Advisor to AMVESCAP PLC (“AMVESCAP”) on March 1, 2004. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about April 12, 2004. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers and agents of the Trust, and employees of the Sub-Advisor and its affiliates may, without additional compensation, solicit proxies by telephone, telegraph, facsimile, or oral communication. Solicitation may also be made by The Altman Group, a paid proxy solicitation firm. The costs of soliciting the proxies, estimated to be $9,000, will be borne by the Sub-Advisor and AMVESCAP pursuant to the terms of the Purchase Agreement (as defined herein) and not by the Trust or the Funds.

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be presented at the Meeting.

Shareholder Reports

      The Trust will furnish, without charge, a copy of its most recent Annual Report to shareholders as of October 31, 2003, on request. Requests for a report should be directed to the Trust at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-426-3750.

PROPOSAL

TO APPROVE A NEW SUB-ADVISORY AGREEMENT

Background

      The Sub-Advisor (or an affiliate) has acted as the investment sub-advisor with respect to the assets of the Funds since November 1, 2001. On November 20, 2003, Putnam Lovell Equity Partners L.P. and SRIC Holdings, LLC (which was comprised of senior management of the Sub-Advisor) entered into an agreement (the “Purchase Agreement”) to sell the Sub-Advisor to AMVESCAP. The sale was completed on March 1, 2004, at which time AMVESCAP contributed the Sub-Advisor to Atlantic Trust Group, Inc. (a holding company; together with its operating subsidiaries, “Atlantic Trust”), a wholly owned subsidiary of AMVESCAP. Upon completion of the sale of the Sub-Advisor to AMVESCAP (the “Acquisition”), the current sub-advisory agreements between the Sub-Advisor and the Advisor with respect to each of the Funds (the “Prior Sub-Advisory Agreements”) automatically terminated, and interim sub-advisory agreements between the Sub-Advisor and the Advisor with respect to each of the

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Funds (the “Interim Sub-Advisory Agreements”) took effect. Unless the Interim Sub-Advisory Agreements are otherwise terminated, they will continue in effect (a) until new sub-advisory agreements between the Advisor and Sub-Advisor are approved by the shareholders of each Fund (each a “New Sub-Advisory Agreement” and collectively the “New Sub-Advisory Agreements”) or (b) for 150 days, whichever is sooner. Accordingly, shareholders of each of the Funds are being asked to approve a New Sub-Advisory Agreement for their respective Fund to be effective immediately after such approval.

      The Prior Sub-Advisory Agreements were last approved by shareholders of the Funds on September 26, 2001, and by the Board of Trustees on October 8, 2003.

      At a meeting held on February 11, 2004, the Board of Trustees, including the Trustees who are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the New Sub-Advisory Agreements, subject to shareholder approval. A description of the New Sub-Advisory Agreements is provided below under “The New Sub-Advisory Agreements.” Such a description is only a summary and is qualified in its entirety by reference to the forms of the New Sub-Advisory Agreements attached to this Proxy Statement in Appendix B. In addition, a summary of the considerations of the Board of Trustees is provided below under “Trustees’ Considerations.”

      In approving the New Sub-Advisory Agreements, the Trustees took into account that, except for the change in the ownership of the Sub-Advisor, there are no material differences between the provisions of the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements. The Trustees also noted that the expenses incurred in connection with the Meeting shall be split between the Sub-Advisor and AMVESCAP and that none of those expenses shall be paid by the Funds or their shareholders. Furthermore, based on the representations of AMVESCAP regarding its intentions, the Trustees do not currently anticipate that there will be substantial changes in the way in which the Funds are managed or operated.

Sale of the Sub-Advisor

      On November 20, 2003, Putnam Lovell Equity Partners L.P. and SRIC Holdings, LLC (which was comprised of senior management of the

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Sub-Advisor) (collectively, “Sellers”) entered into the Purchase Agreement to sell the Sub-Advisor to AMVESCAP. The sale was completed on March 1, 2004 (the “Closing Date”), at which time AMVESCAP contributed the Sub-Advisor to Atlantic Trust, a wholly-owned subsidiary of AMVESCAP.

      Under the Purchase Agreement, AMVESCAP paid, at the closing, approximately $116.7 million, comprised of 60% in cash and 40% in AMVESCAP ordinary shares under the purchase agreement, Sellers are eligible to receive additional payments of up to $43.0 million that are contingent upon meeting certain client retention and revenue growth goals.

Information About AMVESCAP

      AMVESCAP is a leading independent global investment manager dedicated to helping people worldwide build their financial security. Operating under the AIM, INVESCO, and Atlantic Trust brands, AMVESCAP strives to deliver outstanding investment performance and service through a comprehensive array of products for individual and institutional clients in more than 100 countries. AMVESCAP has approximately $370.6 billion in assets under management (as of December 31, 2003). AMVESCAP’s shares are listed on the London, New York, Paris and Toronto stock exchanges with the symbol AVZ. After the Acquisition, the Sub-Advisor’s operations will be integrated with those of Atlantic Trust, the private wealth management division of AMVESCAP. The Sub-Advisor was converted from a limited liability company to a corporation and changed its name to Stein Roe Investment Counsel, Inc. following the closing of the Acquisition. Atlantic Trust is a leading investment services firm that provides comprehensive asset management and financial advisory services to private clients around the world. With approximately $8 billion in assets under management (as of December 31, 2003), Atlantic Trust manages wealth for individuals and families, and provides asset management services to foundations and endowments. Atlantic Trust has offices in Boston, New York, Washington, D.C., Winston-Salem, Baltimore, Wilmington, Denver, Atlanta and Palm Beach.

The New Sub-Advisory Agreements

      The New Sub-Advisory Agreements are the same in all substantive respects as the Prior Sub-Advisory Agreements. THE NEW SUB-ADVISORY AGREEMENTS WILL NOT RESULT IN A CHANGE IN

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SUB-ADVISORY FEES PAID BY THE ADVISOR. In addition, under the New Sub-Advisory Agreements, arrangements for services and expenses will not change. Forms of the New Sub-Advisory Agreements are attached to this Proxy Statement in Appendix B, and the description set forth in this Proxy Statement of the New Sub-Advisory Agreements is qualified in its entirety by reference to Appendix B.

      Under the New Sub-Advisory Agreements, subject to the supervision of the Trustees of the Trust and the Advisor, the Sub-Advisor will continue to (i) manage the investment of the assets of the Funds in accordance with the Funds’ investment objectives, policies and limitations as stated in the Funds’ then current Prospectus (the “Prospectus”) and Statement of Additional Information, as provided by the Advisor to the Sub-Advisor, and in compliance with the 1940 Act and the rules, regulations and orders thereunder, (ii) place purchase and sale orders for portfolio transactions for the Funds, (iii) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable, (iv) employ professional portfolio managers to provide research services to the Funds, and (v) report results to the Board of Trustees of the Trust.

      As compensation for its services under each of the New Sub-Advisory Agreements, the Sub-Advisor will be entitled to compensation at the same rates as under the Prior Sub-Advisory Agreements. The Sub-Advisor will be entitled to receive from the Advisor a monthly base fee at the annual rate of 0.20% of the average daily net assets of each Fund (the “Base Fee”), which may be adjusted to an annual rate as high as 0.25% or an annual rate as low as 0.15%, depending on the Funds’ performance. The total monthly fee payable to the Sub-Advisor for each Fund will be determined by multiplying the Base Fee by a performance adjustment rate (the “Performance Adjustment Rate”), which is readjusted quarterly based on the Fund’s performance over a specified period of time, as measured by Morningstar, Inc.’s Large Blend category for domestic equity funds. The Performance Adjustment Rates applicable to each Morningstar ranking are as follows:

Morningstar Ranking	Performance Adjustment Rate

Quartile 1	1.25%
Quartile 2	1.00%
Below Median	0.75%

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For each calendar quarter, the performance adjustment rate shall be the rate applicable to a Fund’s Morningstar ranking for the three-year period ending on the last day of the most recent calendar quarter. The New Sub-Advisory Agreements will also provide that the Sub-Advisor shall not receive a fee less than $350,000 per year in the aggregate for managing both Funds. The Advisor will pay the sub-advisory fees to the Sub-Advisor under the New Sub-Advisory Agreements. Neither the Trust nor the Funds shall be liable to the Sub-Advisor for the compensation of the Sub-Advisor.

      All proposed amendments to the New Sub-Advisory Agreements are included in the forms of agreement attached in Appendix B.

      The New Sub-Advisory Agreements will continue in effect for a period not to exceed two years from their effective dates, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund, provided that in either event the continuance is also approved by a majority of the Independent Trustees who are not parties to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval. Each New Sub-Advisory Agreement generally provides that it may be terminated by (i) the Board of Trustees of the Trust, (ii) the vote of a majority of the outstanding voting securities of the relevant Fund, (iii) by the Advisor at any time, without penalty, by giving the Sub-Advisor 60 days’ written notice, and (iv) by the Sub-Advisor at any time, without penalty, by giving the Advisor and the Trust 90 days’ written notice. Each New Sub-Advisory Agreement shall also terminate automatically in the event of its “assignment” or in the event that the Advisory Agreement shall have terminated for any reason.

      The Sub-Advisor will continue to carry out its duties under the New Sub-Advisory Agreements at its own expense. The Funds will each pay their own ordinary operating expenses, such as legal and auditing fees, fees of the Advisor, the Administrator, the custodian, accounting services and third-party shareholder servicing agents, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, Independent Trustees’ compensation and extraordinary expenses.

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      Like the Prior Sub-Advisory Agreements, the New Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its obligations or duties thereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or any loss arising out of any investment, or for any act or omission in the execution and management of the Funds.

The Interim Sub-Advisory Agreements

      There are no material differences between the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements, except that the Interim Sub-Advisory Agreements (i) provide for the commencement of full sub-advisory responsibilities effective immediately after the closing of the Acquisition, (ii) will terminate automatically upon the earlier to occur of (A) the effectiveness of the New Sub-Advisory Agreements or (B) the close of business on the 150th day following the closing of the Acquisition, (iii) cannot be terminated by the Advisor or Sub-Advisor, but can be terminated at any time, without the payment of penalty, by either the Board of Trustees of the Trust or by vote of a majority of the Fund’s outstanding voting securities upon ten days’ written notice to the Sub-Advisor, and (iv) provide that any compensation earned under the Interim Sub-Advisory Agreements will be held in an interest-bearing escrow account, with such compensation (including interest earned) to be paid to the Sub-Advisor if holders of a majority of the Funds’ outstanding voting securities approve the New Sub-Advisory Agreements by the end of such 150-day period. If the New Sub-Advisory Agreements are not approved by holders of a majority of the outstanding voting securities of a Fund, the Sub-Advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow), or (ii) the total amount in the escrow account (plus interest earned). The Trustees of the Trust approved the Interim Sub-Advisory Agreements on February 11, 2003. Shareholder approval of the Interim Sub-Advisory Agreements is not required under the 1940 Act.

Legal Requirements Under the 1940 Act

      Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser, including a sub-adviser, occurs, the investment

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adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements were contemplated in the Acquisition. AMVESCAP has agreed with the Sellers to use its reasonable best efforts to ensure that the Acquisition will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Funds. There will be no increase in fees or other compensation under the New Sub-Advisory Agreements.

      The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board of Trustees of the Trust currently satisfies and will continue after the Acquisition to satisfy this 75% requirement.

Information Regarding the Sub-Advisor

      The Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Sub-Advisor’s address is One South Wacker Drive, Chicago, Illinois 60606. The Sub-Advisor’s principal executive officers and directors are shown below. The business address of Messrs. Rankin and Kozanda, and Ms. MacAyeal is One South Wacker Drive, Chicago, Illinois 60606. The business address of Messrs. Prostano and Thomas is 100 Federal Street, Boston, Massachusetts 02111, of Mr. Markwalter is 1170 Peachtree Street,

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Atlanta, Georgia 30309 and of Mr. Elmlinger is 50 Rockefeller Plaza, New York, New York 10020.

Name	Principal Occupation

John S. Markwalter, Jr.	Chairman of the Board of Directors
William E. Rankin	Chief Executive Officer and Director
Stephen E. Prostano	Chief Operating Officer and Director
Kenneth J. Kozanda	Chief Financial Officer and Director
Jeffrey S. Thomas	Director
Paul J. Elmlinger	Secretary and General Counsel
Linda S. MacAyeal	Chief Compliance Officer

      Under the Interim Sub-Advisory Agreements, the Sub-Advisor is entitled to receive for its services a monthly fee from the Advisor. As described in more detail above under “The New Sub-Advisory Agreements,” the monthly fee payable to the Sub-Advisor is determined by multiplying the Base Fee by the Performance Adjustment Rate.

      The Interim Sub-Advisory Agreements also provide that the Sub-Advisor shall not receive a fee less than $350,000 per year in the aggregate for managing both Funds. The Advisor pays the sub-advisory fees to the Sub-Advisor under the Interim Sub-Advisory Agreements. Neither the Trust nor the Funds are liable to the Sub-Advisor for the compensation of the Sub-Advisor.

      The Sub-Advisor received from the Advisor sub-advisory fees of $479,951 and $66,951 for the Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II, respectively, for the fiscal year ended October 31, 2003.

Information Regarding the Advisor

      The Advisor is registered under the Advisers Act. The Advisor and its predecessor have been providing investment advisory services since 1932. The Advisor’s mutual funds and institutional investment advisory busi-

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nesses are part of a larger organization known as the Columbia Management Group, Inc., which is a wholly-owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Subject to oversight by the Funds’ Board of Trustees, the Advisor supervises all aspects of the Funds’ operations and provides investment advisory services. The address of the Advisor is One Financial Center, Boston, Massachusetts 02111.

Management Agreements

      The Advisor currently acts as the Funds’ investment advisor pursuant to management agreements (each a “Management Agreement” and collectively, the “Management Agreements”), which were last approved by the Columbia Tax-Managed Growth Fund’s shareholders on September 26, 2001 and by the Columbia Tax-Managed Growth Fund II’s shareholders on September 26, 2001.

      Under the Management Agreements, the Advisor provides each Fund with discretionary investment services. Specifically, the Advisor is responsible for supervising and directing the investments of each Fund in accordance with the Fund’s investment goals, programs, and restrictions as provided in the Funds’ Prospectuses and Statements of Additional Information. The Advisor is also responsible for effecting all security transactions on behalf of each Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.

      The Management Agreements provide that they will, unless otherwise terminated as described below, continue in effect from year to year so long as they are approved annually in accordance with the 1940 Act. The Management Agreements provide for termination without penalty (a) on sixty days’ written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund and (b) on sixty days’ written notice to the Trust by the Advisor. Each Management Agreement also provides for automatic termination in the event of its “assignment.” The Management Agreements may only be amended in accordance with the 1940 Act.

      Each Management Agreement provides that the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder, except by reason of willful misfeasance, bad faith or gross negligence on the

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part of the Advisor, or reckless disregard of the Advisor’s obligations and duties.

      Effective November 1, 2003, under the Columbia Tax-Managed Growth Fund’s Management Agreement, the Growth Fund pays the Advisor a monthly fee at the annual rate of 0.60% on the first $500 million of the average daily net assets of the Growth Fund, 0.55% on the next $500 million and 0.50% of any excess over $1 billion. Prior to November 1, 2003, under the Columbia Tax-Managed Growth Fund’s management agreement, the Growth Fund paid the Advisor a monthly fee based on the average daily net assets of the Growth Fund at the annual rate of 0.60%. Effective November 1, 2003, under the Columbia Tax-Managed Growth Fund II’s Management Agreement, the Growth Fund II pays the Advisor a monthly fee at the annual rate of 0.8% on the first $500 million of the average daily net assets of the Growth Fund II, 0.75% on the next $500 million and 0.70% of any excess over $1 billion. Prior to November 1, 2003, under the Columbia Tax-Managed Growth Fund II’s Management Agreement, the Growth Fund II paid the Advisor a monthly fee based on the average daily net assets of the Growth Fund II at the annual rate of 0.8.% for the first $500 million and 0.75% over $500 million. For the fiscal year ended October 31, 2003, the Columbia Tax-Managed Growth Fund paid advisory fees to the Advisor in the amount of $1,907,000, while the Columbia Tax-Managed Growth Fund II paid advisory fees to the Advisor in the amount of $354,000.

      Columbia Management Advisors, Inc. also serves as advisor to two other tax-managed investment funds, the Columbia Tax-Managed Aggressive Growth Fund (“Aggressive Growth Fund”) and the Columbia Tax-Managed Value Fund (“Value Fund”). These funds have similar investment objectives to the Columbia Tax-Managed Growth Fund and the Columbia Tax-Managed Growth Fund II. Both the Aggressive Growth Fund and the Value Fund pay the Advisor a monthly fee at the annual rate of 0.80% on the first $500 million of the average daily net assets, 0.75% on the next $500 million and 0.70% of any excess over $1 billion.

Trustees’ Considerations

      The Board of Trustees, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreements and their submission for shareholder approval at a meeting on February 11, 2004. The Interim Sub-Advisory Agreements became effective immedi-

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ately after the closing of the Acquisition. Only when the New Sub-Advisory Agreements are approved by the shareholders will the New Sub-Advisory Agreements be in effect and replace the Interim Sub-Advisory Agreements.

      If the New Sub-Advisory Agreements are not approved by the shareholders, the Trustees will promptly consider alternatives.

      The Board of Trustees has been presented with information that it believes demonstrates that the terms of the New Sub-Advisory Agreements are fair to, and in the best interests of, the Trust, the Funds and the shareholders of the Funds. Information was presented at the meeting of the Board of Trustees on February 11, 2004 with respect to the Acquisition. Specific details about the information considered by the Board of Trustees are given below. The Sub-Advisor has advised the Board of Trustees that there has been, and AMVESCAP expects that there will be, no diminution in the scope and quality of sub-advisory services provided to the Funds as a result of the Acquisition.

      Information considered by the Board of Trustees in forming the basis of its recommendation to approve the New Sub-Advisory Agreements included, among other things: (1) AMVESCAP’s representation that certain key management personnel of the Sub-Advisor are expected to remain after the Acquisition; (2) the fact that, after the Acquisition, the Sub-Advisor will get the benefit of the personnel and asset management capabilities of Atlantic Trust; (3) the fact that, after the Acquisition, the Sub-Advisor will have the benefit of increased equity research capabilities from Atlantic Trust; (4) that the compensation to be received by the Sub-Advisor under the New Sub-Advisory Agreements is the same as the compensation paid under the Prior Sub-Advisory Agreements; (5) AMVESCAP’s representation that it will use its reasonable best efforts to ensure that no “unfair burden” (as defined in the 1940 Act) is imposed on the Funds as a result of the Acquisition; (6) the commonality of the terms and provisions of the New Sub-Advisory Agreements and the Prior Sub-Advisory Agreements; and (7) AMVESCAP’s and Atlantic Trust’s financial strength and commitment to the investment advisory business generally.

Vote Required and Recommendation

      Approval of the Proposal on behalf of each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund,

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which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of such Fund are represented at the Meeting in person or by proxy.

      THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

GENERAL INFORMATION

Other Matters To Come Before the Meeting

      Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Rights

      Shareholders of each Fund at the close of business on March 31, 2004 (the “Record Date”) will be entitled to be present and to give voting instructions for the relevant Fund at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. Shareholders of each Fund will be entitled to cast one vote on the Proposal and on each other matter that they are entitled to vote upon at the Meeting for each share owned on the Record Date. Shareholders of each Fund will also be entitled to cast a proportionate fractional vote on the Proposal and on each other matter that they are entitled to vote upon at the Meeting for each fractional share owned on the Record Date. As of the Record Date, the Funds had the following shares outstanding:

Fund	Shares Outstanding

Columbia Tax-Managed Growth Fund	24,660,366.704
Columbia Tax-Managed Growth Fund II	5,384,171.694

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      Thirty percent 30% of the outstanding shares of each Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum.

      If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the Proposal will be voted AGAINST such adjournment.

      The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

      In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and “broker non-votes,” as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in-favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Beneficial Owners

      Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of March 31, 2004.

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      A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Expenses

      The expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses, shall be split between the Sub-Advisor and AMVESCAP, pursuant to the terms of the Purchase Agreement.

Sub-Advisor

      Subject to the supervision of the Trustees of the Trust and the Advisor, the Sub-Advisor (i) manages the investment assets of the Funds, (ii) places purchase and sale orders for portfolio transactions for the Funds, (iii) evaluates such economic, statistical and financial information and undertakes such investment research as it believes advisable, (iv) employs professional portfolio managers to provide research services to the Funds and (v) reports results to the Board of Trustees of the Trust, all in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, any other applicable provisions of law, the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time, any policies and determinations of the Board of Trustees, and the fundamental policies of the Trust relating to the Funds, as reflected in the Trust’s Registration Statement under the 1940 Act as such Registration Statement is amended from time to time. The address of the Sub-Advisor is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606.

Principal Underwriter

      The principal underwriter of the Funds’ shares is Columbia Funds Distributor, Inc. (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is One Financial Center, Boston, Massachusetts 02111.

Administrator

      Columbia Management Advisors, Inc. serves as Administrator of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at One Financial Center, Boston, MA 02111.

15

Independent Auditor

      PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Independent Auditor of the Columbia Tax-Managed Growth Fund. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Independent Auditor of the Columbia Tax-Managed Growth Fund II.

Shareholder Proposals

      The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

      PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Proxy Statement Delivery

      “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II who share a common address and who have not opted out of the householding process will have received a single copy of the proxy statement together with one proxy card for each account. If you received more than one copy of the proxy statement, you may elect to household in the future and if you received a single copy of the proxy statement, you may opt out of householding in the future, and you may, in any event, obtain an additional copy of this proxy statement, by writing to or calling the Trust at the following address or phone number: One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-426-3750.

16

APPENDIX A

      As of March 31, 2004, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

	Shares Owned Beneficially or of
	Record

Name of Beneficial or Record Owner	Number	Percent

COLUMBIA TAX-MANAGED GROWTH FUND
Class B Shares
Merrill Lynch Pierce Fenner & Smith	818,846.077	5.16%
For the Sole Benefit of its Customers Attn: Fund Administration #97MP6 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484
Class C Shares
Merrill Lynch Pierce Fenner & Smith	193,545.386	8.42%
For the Sole Benefit of its Customers Attn: Fund Administration #97MP7 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484
Class Z Shares
Jonathan Lowet	5,825.864	17.38%
160 E. 91st Street New York, NY 10125-0001
Philip & Evelyne Sternfeld TRS	3,434.730	10.25%
Evelyne Sternfeld Trust 9222 Keeler Avenue Skokie, IL 60076-1628
Philip & Evelyne Sternfeld TRS	3,434.730	10.25%
Philip Sternfeld Trust 9222 Keeler Avenue Skokie, IL 60076-1628

A-1

	Shares Owned Beneficially or of
	Record

Name of Beneficial or Record Owner	Number	Percent

Columbia Trust Company SEP IRA	8,000.000	23.87%
Stephen K. Sawyier 1172 Park Avenue, #9B New York, NY 10128-1213
Streimer Sheet Metal Works Inc.	11,980.831	35.75%
Attn: Mr. Fred Streimer 740 N. Knott Street Portland, OR 97227-2099
COLUMBIA TAX MANAGED GROWTH FUND II
Class A Shares
Robert B. Roy	46,427.703	5.40%
Lorriane L. Roy 96 Walnut Hill Road Goffstown, NH 03045-2347
Class Z Shares
Jerome E. Caplan	10,051.101	8.20%
Michael E. Schwarts Christine E. Schwartz Trustees Default Michael E. 485 Poppasquash Road Bristol, RI 02809-1011
Mary Ann S. Hughes	6,869.888	5.61%
11320 Malaguena Lane NE Albuquerque, NM 87111-6884
Jerome E. Caplan	10,086.677	8.23%
Michael E. Schwartz Trustees Luke George Mclcary Trust 485 Poppasquash Road Bristol, RI 02809-1011
Andrew R. Heck	36,849.473	30.07%
221 Deer Haven Drive Ponte Vedra, FL 32082-2108

A-2

APPENDIX B

SUB-ADVISORY AGREEMENT

      SUB-ADVISORY AGREEMENT, dated this [          ] day of [                    ], 2004, by and between COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation (the “Adviser”) and STEIN ROE INVESTMENT COUNSEL, INC., a Delaware corporation (the “Sub-Adviser”).

WITNESSETH:

      WHEREAS, the Adviser provides Columbia Tax-Managed Growth Fund (the “Fund”), a series of Columbia Funds Trust I (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), business services pursuant to the terms and conditions of an investment advisory agreement dated November 1, 2001 (the “Agreement”) between the Adviser and the Trust, on behalf of the Fund; and

      WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1.     Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of the assets of the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s then current Prospectus (the “Prospectus”) and Statement of Additional Information (the “Statement”) as provided by the Adviser to the Sub-Adviser and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concern-

ing the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s affairs.

      Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund’s assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

      2.     Certain Information to the Sub-Adviser. Copies of the Prospectus, the Statement, and the Trust’s Declaration of Trust have been or will be delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus, the Statement, and the Trust’s Declaration of Trust. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will be entitled to rely on all documents furnished to it by the Adviser.

      3.     Execution of Certain Documents. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested to execute by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

      4.     Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise reasonably requested from time to time by the Trustees of the

Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may reasonably request from time to time.

      5.     Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly fee, payable within 10 business days after the last day of each month, composed of a basic fee and a performance adjustment. The basic fee shall be calculated at the end of each month by applying one-twelfth of the basic fee rate (0.20%) to the average of the net assets of the Fund (computed in the manner set forth in the Prospectus or Statement) determined as of the close of business on each business day throughout the month. The performance adjustment shall be determined by multiplying the basic fee by the performance adjustment rates set forth below. The resulting calculation is the total monthly fee paid by the Adviser to the Sub-Adviser. The performance adjustment rate shall be readjusted at the end of each calendar quarter based on the Fund’s ranking in Morningstar, Inc.’s Large Blend category for domestic equity funds. The rates applicable to each ranking are as follows:

Morningstar Ranking	Performance Adjustment Rate

Quartile 1	1.25%
Quartile 2	1.00%
Below Median	0.75%

For each calendar quarter, the performance adjustment rate shall be the rate applicable to the Fund’s Morningstar ranking for the three-year period ending on the last day of the most recent calendar quarter. In the event this Agreement is terminated during any month, the basic fee rate and performance adjustment rate shall be applied to net assets averaged over that month ending on the last business day on which this Agreement is in effect. Notwithstanding the above, the annual compensation payable to the Sub-Adviser under this Agreement and the Sub-Advisory Agreement between the parties, dated [                    ], 2004, with respect to Columbia Tax-Managed Growth Fund II (collectively, the “Sub-Advisory Agreements”) shall not be less than $350,000 in the aggregate. If the compensation paid to the Sub-Adviser under the Sub-Advisory Agreements for any calendar year is less than $350,000 in the aggregate, the Adviser, as soon as practicable after the end of the year, shall pay the Sub-Adviser the difference between $350,000 and the amount the Adviser has paid the Sub-

Adviser under the Sub-Advisory Agreements for that year. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser.

      6.     Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

      7.     Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, “affiliated persons” of the Sub-Adviser, the Trustees of the Trust or the Fund’s distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement as provided by the Adviser to the Sub-Adviser relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

      8.     Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a) It: (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an “assignment” of this Agreement.

(b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.

(c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the “SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

      9.     Representation of the Adviser. The Adviser represents that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized; and (iii) it will act in conformity with the Advisers Act.

      10.     Non-Exclusivity. The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands the Sub-Adviser may give advice and take action with respect to any of its other clients for its own account which may differ from the timing or nature of action taken by the Sub-Adviser, with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

      11.     Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      12.     Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until the date two years following the effective date written above and from year to year thereafter but only so long as its continuance is “specifically approved at least annually” by the Board of Trustees of the Trust or by “vote of a majority of the outstanding voting securities” of the Fund. This Agreement may be terminated at any time without penalty on sixty days’ written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by “vote of a majority of the outstanding voting securities” of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Adviser on ninety days’ written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its “assignment” or in the event that the Advisory Agreement shall have terminated for any reason.

      13.     Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

      14.     Certain Definitions. The terms “specifically approved at least annually”, “vote of a majority of the outstanding voting securities,” “assignment,” “control,” “affiliated persons” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

      15.     Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser or Sub-Adviser pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the representing party shall immediately notify, but in no event later than five (5) business days, the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

      16.     Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser’s Secretary in the case of the Sub-Adviser, the Adviser’s General Counsel in the case of the Adviser, and the Trust’s Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

COLUMBIA MANAGEMENT ADVISORS, INC.

By:

Name:
Title:

STEIN ROE INVESTMENT COUNSEL, INC.

By:

Name:

Title:

SUB-ADVISORY AGREEMENT

      SUB-ADVISORY AGREEMENT, dated this [          ] day of [                    ], 2004, by and between COLUMBIA MANAGEMENT ADVISORS, INC., an Oregon corporation (the “Advisor”) and STEIN ROE INVESTMENT COUNSEL, INC., a Delaware corporation (the “Sub-Advisor”).

WITNESSETH:

      WHEREAS, the Advisor provides Columbia Tax-Managed Growth Fund II (the “Fund”), a series of Columbia Funds Trust I (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), business services pursuant to the terms and conditions of an investment advisory agreement dated November 1, 2001 (the “Agreement”) between the Advisor and the Trust, on behalf of the Fund; and

      WHEREAS, the Sub-Advisor is willing to provide services to the Advisor on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1.     Duties of the Sub-Advisor. Subject to the supervision of the Trustees of the Trust and the Advisor, the Sub-Advisor will: (a) manage the investment of the assets of the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s then current Prospectus (the “Prospectus”) and Statement of Additional Information (the “Statement”) as provided by the Advisor to the Sub-Advisor and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s affairs.

      Should the Trustees of the Trust or the Advisor at any time make any determination as to investment policy and notify the Sub-Advisor thereof in writing, the Sub-Advisor shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Advisor or the Trustees of the Trust may at any time, upon written notice to the Sub-Advisor, suspend or restrict the right of the Sub-Advisor to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund’s assets shall be held uninvested. It is understood that the Advisor undertakes to discuss with the Sub-Advisor any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Advisor to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

      2.     Certain Information to the Sub-Advisor. Copies of the Prospectus, the Statement, and the Trust’s Declaration of Trust have been or will be delivered to the Sub-Advisor. The Advisor agrees to notify the Sub-Advisor of each change in the investment policies of the Fund and to provide to the Sub-Advisor as promptly as practicable copies of all amendments and supplements to the Prospectus, the Statement, and the Trust’s Declaration of Trust. In addition, the Advisor will promptly provide the Sub-Advisor with any procedures applicable to the Sub-Advisor adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Advisor copies of all amendments thereto. The Sub-Advisor will be entitled to rely on all documents furnished to it by the Advisor.

      3.     Execution of Certain Documents. Subject to any other written instructions of the Advisor and the Trustees of the Trust, the Sub-Advisor is hereby appointed the Advisor’s and the Trust’s agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Advisor shall be requested to execute by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

      4.     Reports. The Sub-Advisor shall furnish to the Trustees of the Trust or the Advisor, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise reasonably requested from time to time by the Trustees of the Trust or the Advisor, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Advisor, as appropriate, may reasonably request from time to time.

      5.     Compensation of the Sub-Advisor. For the services to be rendered by the Sub-Advisor under this Agreement, the Advisor shall pay to the Sub-Advisor a monthly fee, payable within 10 business days after the last day of each month, composed of a basic fee and a performance adjustment. The basic fee shall be calculated at the end of each month by applying one-twelfth of the basic fee rate (0.20%) to the average of the net assets of the Fund (computed in the manner set forth in the Prospectus or Statement) determined as of the close of business on each business day throughout the month. The performance adjustment shall be determined by multiplying the basic fee by the performance adjustment rates set forth below. The resulting calculation is the total monthly fee paid by the Advisor to the Sub-Advisor. The performance adjustment rate shall be readjusted at the end of each calendar quarter based on the Fund’s ranking in Morningstar, Inc.’s Large Blend category for domestic equity funds. The rates applicable to each ranking are as follows:

Morningstar Ranking	Performance Adjustment Rate

Quartile 1	1.25%
Quartile 2	1.00%
Below Median	0.75%

For each calendar quarter, the performance adjustment rate shall be the rate applicable to the Fund’s Morningstar ranking for the three-year period ending on the last day of the most recent calendar quarter. In the event this Agreement is terminated during any month, the basic fee rate and performance adjustment rate shall be applied to net assets averaged over that month ending on the last business day on which this Agreement is in effect. Notwithstanding the above, the annual compensation payable to the Sub-Advisor under this Agreement and the Sub-Advisory Agreement between the parties, dated [                    ], 2004, with respect to Columbia Tax-Managed Growth Fund (collectively, the “Sub-Advisory Agreements”) shall not be less than $350,000 in the aggregate. If the compensation paid to the Sub-Advisor under the Sub-Advisory Agreements for any calendar year is less than $350,000 in the aggregate, the Advisor, as soon as practicable after the end of the year, shall pay the Sub-Advisor the difference between $350,000 and the amount the Advisor has paid the Sub-Advisor under the Sub-Advisory Agreements for that year. The Sub-Advisor will pay its expenses incurred in performing its duties under this

Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Advisor for the compensation of the Sub-Advisor.

      6.     Limitation of Liability of the Sub-Advisor. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Advisor under this Agreement and may recover directly from the Sub-Advisor for any liability it may have to the Fund.

      7.     Covenants of the Sub-Advisor. The Sub-Advisor agrees that it (a) will not deal with itself, “affiliated persons” of the Sub-Advisor, the Trustees of the Trust or the Fund’s distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Advisor, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement as provided by the Advisor to the Sub-Advisor relative to the Sub-Advisor and its trustees, officers, employees and affiliates.

      8.     Representations, Warranties and Additional Agreements of the Sub-Advisor. The Sub-Advisor represents, warrants and agrees that:

(a) It: (i) is registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is registered under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Advisor in writing of the occurrence of any event that would disqualify the Sub-Advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Advisor in writing of any change of control of the Sub-Advisor or any parent of the Sub-Advisor resulting in an “assignment” of this Agreement.

(b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Advisor for the Fund as may be reasonably requested by the Advisor or the Fund from time to time. The Sub-Advisor agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.

(c) The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Advisor and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Advisor will provide the Trust and the Advisor with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Advisor certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d) It has provided the Advisor and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the “SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Advisor and the Trust.

      9.     Representation of the Advisor. The Advisor represents that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Advisor has been duly authorized; and (iii) it will act in conformity with the Advisers Act.

      10.     Non-Exclusivity. The Advisor understands that the Sub-Advisor now acts, will continue to act, or may act in the future, as investment advisor or investment sub-advisor to fiduciary and other managed accounts, and the Advisor has no objection to the Sub-Advisor so acting, provided that the Sub-Advisor duly performs all obligations under this Agreement. The Advisor also understands the Sub-Advisor may give advice and take action with respect to any of its other clients for its own account which may differ from the timing or nature of action taken by the Sub-Advisor, with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Advisor or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

      11.     Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      12.     Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until the date two years following the effective date written above and from year to year thereafter but only so long as its continuance is “specifically approved at least annually” by the Board of Trustees of the Trust or by “vote of a majority of the outstanding voting securities” of the Fund. This Agreement may be terminated at any time without penalty on sixty days’ written notice to the Sub-Advisor by vote of the Board of Trustees of the Trust, by “vote of a majority of the outstanding voting securities” of the Fund, or by the Advisor. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days’ written notice to the Advisor and Trust. This Agreement shall automatically terminate in the event of its “assignment” or in the event that the Advisory Agreement shall have terminated for any reason.

      13.     Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

      14.     Certain Definitions. The terms “specifically approved at least annually”, “vote of a majority of the outstanding voting securities,” “assignment,” “control,” “affiliated persons” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

      15.     Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Advisor or Sub-Advisor pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the representing party shall immediately notify, but in no event later than five (5) business days, the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

      16.     Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Advisor’s Secretary in the case of the Sub-Advisor, the Advisor’s General Counsel in the case of the Advisor, and the Trust’s Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

COLUMBIA MANAGEMENT ADVISORS, INC.

By:

Name:
Title:

STEIN ROE INVESTMENT COUNSEL, INC.

By:

Name:
Title:

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED “FOR” ALL PROPOSALS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

		Please indicate your vote by marking the appropriate box. Example:		☒
				FOR	AGAINST	ABSTAIN
		1.	To approve a new Sub-Advisory Agreement between Columbia Management Advisors, Inc. and Stein Roe Investment Counsel, Inc.	☐	☐	☐

		2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

		MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT				☐

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.
Please be sure to sign and date this Proxy. Date
NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

Signature	Signature (if held jointly)

DETACH CARD		DETACH CARD

IMPORTANT
***************

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BEFORE MAILING.
You may receive additional proxies for other accounts. These are not duplicates: you should sign and return each proxy card in order for your votes to be counted.
This proxy card is solicited on behalf of the Board of Trustees of Columbia Funds Trust I (the “Trust”) for the Special Meeting of Shareholders to be held on June 7, 2004. The signers of this proxy hereby appoint Heidi A. Hoefler, Kevin	Connaughton, Vincent P. Pietropaolo, David A. Rozenson and Mark A. Wentzien as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Columbia Funds Trust I (the “Meeting”) to be held at 9:00 a.m., Eastern Time, on June 7, 2004 at the offices of Columbia Management Advisors, Inc., One Financial Center, Boston, MA 02111, and at any adjournment thereof, in the manner directed with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the proxies’ discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.
The Board of Trustees unanimously recommends a vote “FOR” all matters.